                                                                    EXHIBIT 10.1

                   AMENDMENT, EXCHANGE AND PURCHASE AGREEMENT

     AMENDMENT, EXCHANGE AND PURCHASE AGREEMENT (this "AGREEMENT"), dated as of
April 8, 2008, by and between InkSure Technologies Inc., a Delaware corporation, with headquarters located at 1770 N.W. 64th Street, Fort Lauderdale, Florida
33309 (the "COMPANY"), and [Smithfield Fiduciary LLC][OTHER INVESTORS] (the
"INVESTOR").

     WHEREAS:

     A. The Company, the Investor and certain other investors (the "OTHER
INVESTORS", and collectively with the Investor, the "INVESTORS") are parties to that certain Securities Purchase Agreement, dated as of September 30, 2005 (the
"EXISTING SECURITIES PURCHASE AGREEMENT"), pursuant to which, among other things, the Investors purchased from the Company senior convertible notes (the
"EXISTING NOTES"), which are convertible into shares of the Company's common stock, par value $0.01 per share (the "COMMON STOCK") (the Existing Notes as converted, the "EXISTING CONVERSION SHARES").

     B. In connection with the execution and delivery of the Existing Securities
Purchase Agreement, the Company entered into that certain Registration Rights
Agreement, dated September 30, 2005 (the "REGISTRATION RIGHTS AGREEMENT"), by
and among the Company and the Investors, pursuant to which the Company agreed to provide certain registration rights with respect to the Registrable Securities
(as defined in the Existing Registration Rights Agreement) under the Securities
Act of 1933, as amended (the "1933 ACT"), and the rules and regulations promulgated thereunder, and applicable state securities laws.

     C. The Company and the Investor desire to enter into this Agreement, pursuant to which, among other things, (I) (i) the Company and the Investor shall amend and restate all of such Investor's Existing Notes for (a) the senior secured convertible notes of the Company in the form attached hereto as EXHIBIT
A (the "AMENDED NOTES") in the aggregate principal amount set forth opposite such Investor's name in column (3) on the Securities Schedule attached hereto, which shall be convertible into shares of Common Stock (the "AMENDED AND
RESTATED CONVERSION SHARES") and (b) warrants (the "SERIES B-1 WARRANTS") to acquire that number of shares of Common Stock set forth opposite such Investor's name in column (6) on the Securities Schedule (as exercised, collectively, the
"SERIES B-1 WARRANT SHARES") and (ii) and the Company shall pay to the Investor, in cash, the interest payable under such Investor's Existing Notes through the
Closing Date (the "2008 INTEREST PAYMENT") in the amount set forth opposite the
Investor's name in column (11) of the Securities Schedule attached hereto and
(II) the Investor wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate principal amount of senior secured convertible notes of the Company in the form attached hereto as EXHIBIT A (the "NEW NOTES", and together with the Amended and Restated
Notes, the "NOTES") set forth opposite the Investor's name in column (4) on the
Securities Schedule attached hereto (which aggregate amount for the Investor and the Other Investors shall be $3,000,000), which shall be convertible into shares of Common Stock (the "NEW CONVERSION SHARES", and together with the Amended and
Restated Conversion Shares, the "CONVERSION SHARES"), (ii) warrants, in substantially the form attached hereto as EXHIBIT B (the "SERIES A WARRANTS"), to acquire up to that number of additional shares of Common Stock set forth opposite such Investor's name in column (5) of the Securities Schedule attached hereto (as exercised, collectively, the "SERIES A WARRANT SHARES") and (iii)
warrants in substantially the form attached hereto as EXHIBIT C (the "SERIES B-2
WARRANTS" and together with the Series A Warrants and the Series B-1 Warrants, the "WARRANTS") to acquire that number of shares of Common Stock set forth opposite such Investor's name in column (7) on the Securities Schedule (as exercised, collectively, the "SERIES B-2 WARRANT SHARES" and together with the
Series A Warrant Shares and the Series B-1 Warrant Shares, the "WARRANT
SHARES").

     D. The amendment and restatement of the Existing Notes for the Amended and
Restated Notes and the Series B-1 Warrants is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of
1933, as amended (the "1933 ACT").

     E. The Notes will rank senior to all outstanding and future indebtedness of the Company and its Subsidiaries (as hereinafter defined) and will be secured by a first priority perfected security interest, in all of the assets of the
Company and the stock and assets of each Subsidiary, as evidenced by (i) a security agreement, in the form attached hereto as EXHIBIT D (as amended or modified from time to time in accordance with its terms, the "SECURITY
AGREEMENT"), and (ii) the guarantees of the Subsidiaries of the Company in the form attached hereto as EXHIBIT E (as amended or modified from time to time in accordance with its terms, the "GUARANTEES").

     F. The New Notes also are to be secured by the balance contained from time to time in the Cash Collateral Account (as defined in Section 4(g) below)
pursuant to an Account Control Agreement (as defined in Section 4(g) below, and together with the Security Agreement and the Guarantees, the "SECURITY
DOCUMENTS").

     G. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Existing Securities
Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investor hereby agree as follows:

     1.   AMENDMENT AND RESTATEMENT OF EXISTING NOTES; PURCHASE AND SALE OF NEW
          NOTES AND WARRANTS.

          (a) AMENDMENT AND RESTATEMENT OF EXISTING NOTES; INTEREST PAYMENT.
     Subject to satisfaction (or waiver) of the conditions set forth in Sections
     5 and 6 below, at the closing contemplated by this Agreement (the
     "CLOSING"), (i) the Investor shall surrender to the Company its Existing
     Notes and the Company shall issue and deliver to the Investor (or as directed by the Investor) Notes in the principal amount set forth opposite the Investor's name in column (3) of the Securities Schedule attached hereto and Series B-1 Warrants to acquire up to that number of Series B-1
     Warrant Shares as is set forth opposite the Investor's name in column (6)
     on the Securities Schedule attached hereto and (ii) the Company shall pay to the Investor an amount in cash equal to the Investor's 2008 Interest
     Payment, as set forth opposite such Investor's name in column (11) on the
     Securities Schedule attached hereto.

                                        2

          (b) PURCHASE OF NEW NOTES AND WARRANTS. Subject to the satisfaction
     (or waiver) of the conditions set forth in Sections 5 and 6 below, at the
     Closing, the Company agrees to issue and sell to the Investor, and the
     Investor severally, but not jointly with any Other Investor, shall purchase from the Company, (x) the principal amount of New Notes as is set forth opposite the Investor's name in column (4) on the Securities Schedule attached hereto, (y) Series A Warrants to acquire up to that number of
     Series A Warrant Shares as is set forth opposite the Investor's name in column (5) on the Securities Schedule attached hereto and (z) Series B-2
     Warrants to acquire up to that number of Series B-2 Warrant Shares as is set forth opposite the Investor's name in column (7) on the Securities
     Schedule attached hereto.

          (c) PURCHASE PRICE.

               (i) The purchase price for the Investor of the New Notes and the
          Warrants to be purchased by the Investor at the Closing shall be the amount set forth opposite the Investor's name in column (7) of the
          Securities Schedule attached hereto (the "PURCHASE PRICE"). The
          Investor shall pay $1.00 for each $1.00 of principal amount of New
          Notes and the related Warrants to be purchased at the Closing.

               (ii) The Investor and the Company agree that the New Notes and the related Warrants constitute an "investment unit" for purposes of
          Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended
          (the "CODE"). The Investor and the Company mutually agree that the allocation of the issue price of such investment unit between the New
          Notes and the Warrants in accordance with Section 1273(c)(2) of the
          Code and Treasury Regulation Section 1.1273-2(h) shall be an aggregate amount of $10,000 allocated to the related Warrants and the balance of the Purchase Price allocated to the New Notes, and neither the
          Investor nor the Company shall take any position inconsistent with such allocation in any tax return or in any judicial or administrative proceeding.

          (d) CLOSING DATE. The date and time of the Closing (the "CLOSING
     DATE") shall be 10:00 a.m., New York City time, on the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the
     Closing set forth in Sections 5 and 6 below (or such other time and date as is mutually agreed to by the Company and the Investor). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP,
     919 Third Avenue, New York, New York 10022.

          (e) FORM OF PAYMENT. On the Closing Date, (i) the Investor shall pay the Purchase Price to the Company for the New Notes and the related
     Warrants to be issued and sold to the Investor at the Closing (1) by wire transfer of immediately available funds in accordance with the Company's written wire instructions the amount set forth opposite the Investor's name in column (9) of the Securities Schedule attached hereto less the
     Collateral Account Amount (as defined below) and (2) by wire transfer of immediately available funds in accordance with the Company's written wire instructions the amount set forth opposite the Investor's name on column
     (10) of the Securities Schedule attached hereto (the "COLLATERAL ACCOUNT
     AMOUNT") into the Cash Collateral Account and (ii) the Company shall deliver to the Investor (or as directed by the Investor) (A) the New Notes
     (in the principal amounts as set forth opposite the Investor's name in column (4) on the Securities Schedule) which the Investor is then purchasing and (B) the Warrants (in the amounts as set forth opposite the
     Investor's name in columns (5) and (7) on the Securities Schedule) which the Investor is purchasing, in each case duly executed on behalf of the
     Company and registered in the name of the Investor or its designee.

                                        3

     2.   AMENDMENTS TO TRANSACTION DOCUMENTS.

          (a) RATIFICATIONS. Except as otherwise expressly provided herein, the
     Existing Securities Purchase Agreement and each other Transaction Document is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the
     Closing Date (i) all references in the Existing Securities Purchase
     Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Securities Purchase Agreement shall mean the
     Existing Securities Purchase Agreement as amended by this Agreement, (ii)
     all references in the other Transaction Documents to the "Securities
     Purchase Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Securities Purchase Agreement shall mean the
     Existing Securities Purchase Agreement as amended by this Agreement, and
     (iii) all references in the other Transaction Documents to the
     "Registration Rights Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Registration Rights Agreement shall mean the Registration Rights Agreement as amended by this Agreement.

          (b) AMENDMENT TO TRANSACTION DOCUMENTS. Each of the Transaction
     Documents are hereby amended as follows:

               (i) All references to "Notes" shall be amended to include
          additionally the Notes as defined in this Agreement.

               (ii) All references to "Conversion Shares" shall be amended to include additionally the Conversion Shares as defined in this
          Agreement.

               (iii) The defined term "Transaction Documents" is hereby amended to include this Agreement; the Warrants, each of the Security
          Documents and the Lock-Up Agreements.

          (c) AMENDMENT OF EXISTING SECURITIES PURCHASE AGREEMENT.

               (i) The defined term "Securities" is hereby amended to include the Warrants and the Warrant Shares.

               (ii) The first sentence of Section 4(o)(iii) of the Existing
          Securities Purchase Agreement is hereby amended and restated in its entirety as follows:

     "From the date hereof until the date that the Notes are no longer outstanding, the Company will not, directly or indirectly, effect any
     Subsequent Placement unless the Company shall have first complied with this
     Section 4(o)(iii).

          (d) Section 4(o)(iii)(1) of the Existing Securities Purchase Agreement
     is hereby amended and restated in its entirety as follows:

     "The Company shall deliver to each Buyer a written notice (the "OFFER
     NOTICE") of any proposed or intended issuance or sale or exchange (the
     "OFFER") of the securities being offered (the "OFFERED SECURITIES") in a
     Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the
     Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered
     Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers at least fifty percent (50%)
     of the Offered Securities, allocated among such Buyers (a) based on such
     Buyer's pro rata portion of the aggregate principal amount of Notes purchased hereunder (the "BASIC AMOUNT"), and (b) with respect to each
     Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other
     Buyers subscribe for less than their Basic Amounts (the "UNDERSUBSCRIPTION
     AMOUNT")."

          (e) WARRANTS AND WARRANT SHARES. The Company and the Investor agree that the provisions of the Existing Securities Purchase Agreement concerning the Notes and Conversion Shares shall apply to the Warrants and the Warrant Shares issued hereunder including, without limitation, that the certificates or other instruments representing the Warrants and the Warrant
     Shares shall be subject to Section 2(g) of the Existing Securities Purchase
     Agreement.

          (f) TERMINATION OF REGISTRATION OBLIGATIONS UNDER THE REGISTRATION
     RIGHTS AGREEMENT. The registration obligations in Section 2 of the
     Registration Rights Agreement are hereby terminated and the Company and the
     Investor agrees that the Investor and the Company shall be relieved of their respective obligations under Section 2 of the Registration Rights
     Agreement. Except as modified by the provisions hereof, the Registration
     Rights Agreement shall remain in full force and effect in accordance with its terms.

     3.   REPRESENTATIONS AND WARRANTIES

          (a) INVESTOR BRING DOWN. The Investor hereby represents and warrants to the Company with respect to itself only as set forth in Section 2 of the
     Existing Securities Purchase Agreement (other than Section 2(k)) as to this
     Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement. Such representations and warranties to the transactions thereunder and the securities issued thereby are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the securities hereby.

          (b) COMPANY BRING DOWN. Except as set forth on the Amended and
     Restated Schedules attached hereto, which shall amend and restate the
     Schedules attached to the Existing Securities Purchase Agreement, the
     Company represents and warrants to the Investor as set forth in Section 3
     (other than Sections 3(l), 3(r) and 3(dd)) of the Securities Purchase
     Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement. Such representations and warranties to the transactions thereunder and the securities issued thereby are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the securities hereby, references therein to "Closing Date" being deemed references to the Closing Date as defined in Section 1(d) above, and references to "the date hereof" being deemed references to the date of this
     Agreement.

          (c) NO EVENT OF DEFAULT. The Company represents and warrants to the
     Investor that after giving effect to the terms of this Agreement and the
     Other Agreements (as defined below), no Event of Default (as defined in the
     Notes) shall have occurred and be continuing as of the date hereof.

          (d) KEY EMPLOYEES. The Company represents and warrants that each employee or group of employees of the Company and any of its Subsidiaries that is a key to its operations is party to an employment agreement with the Company or such Subsidiary which may not be terminated prior to the twelve (12) month anniversary of the date hereof. The Company does not have a present intention, or know of a present intention of its Subsidiaries, to terminate the employment of any officer, key employee or group of employees, nor does the Company or any of its Subsidiaries know of a present intention of any officer, key employee or group of employees to terminate their employment.

          (e) SHELL COMPANY STATUS. The Company has complied with all of the requirements set forth in Rule 144(i)(2).

          (f) ABSENCE OF CERTAIN CHANGES. Except as disclosed in SCHEDULE 3(L), since the date of Company's most recently filed audited financial statements contained in an Annual Report on Form 10-K, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company. Except as disclosed in
     SCHEDULE 3(L), since the date of Company's most recently filed audited financial statements contained in an Annual Report on Form 10-K, the
     Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $100,000. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the
     Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the applicable Closing, will not be
     Insolvent (as defined below). For purposes of this Section 3(f),
     "INSOLVENT" means (i) the present fair saleable value of the Company's assets is less than the amount required to pay the Company's total
     Indebtedness (as defined in Section 3(s) of the Existing Securities
     Purchase Agreement), (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

          (g) EQUITY CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common
     Stock, of which as of the date hereof, 16,274,768 are issued and outstanding, 3,152,884 shares are reserved for issuance pursuant to the
     Company's stock option and purchase plans and 1,974,118 shares are reserved for issuance pursuant to securities (other than the Notes) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii)
     10,000,000 shares of preferred stock, $0.01 par value per share, of which as of the date hereof, none is issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in SCHEDULE 3(R): (i)
     none of the Company's capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its
     Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its
     Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its
     Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its
     Subsidiaries, except to the extent that a cashless exercise feature in options or warrants may be treated as a redemption; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the
     Company does not have any stock appreciation rights or "phantom stock"
     plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or its
     Subsidiaries' respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished to the Buyer true, correct and complete copies of the
     Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "CERTIFICATE OF INCORPORATION"), and the Company's Bylaws,
     as amended and as in effect on the date hereof (the "BYLAWS"), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto.

     4.   CERTAIN COVENANTS AND AGREEMENTS; WAIVER

          (a) BEST EFFORTS. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in
     Sections 5 and 6 of this Agreement.

          (b) DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL INFORMATION. On or
     before 8:30 a.m., New York City time, on the first Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement in the form required by the 1934 Act and attaching the material Transaction Documents not previously filed
     (including, without limitation, this Agreement, the Security Documents, the
     Lock-Up Agreements (as defined below), the form of the Notes and the form of the Warrants) (including all attachments, the "8-K FILING"). From and after the filing of the 8-K Filing with the SEC, the Investor shall not be in possession of any material, nonpublic information received from the
     Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.
     The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Investor with any material, nonpublic information regarding the
     Company or any of its Subsidiaries from and after the filing of the 8-K
     Filing with the SEC without the express written consent of the Investor. If the Investor has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries, it shall provide the Company with written notice thereof. The Company shall, within five (5) Trading Days (as defined in the Notes) of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of the foregoing covenant by the Company, any of its
     Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. The Investor shall not have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Subject to the foregoing, neither the Company, its
     Subsidiaries nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby;
     provided, however, that the Company shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i)
     the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Investor, neither the Company nor any of its
     Subsidiaries or affiliates shall disclose the name of the Investor in any filing, announcement, release or otherwise other than in connection with the 8-K Filing, unless such disclosure is required by law, regulation or the Principal Market.

          (c) FEES AND EXPENSES. [INSERT IN SMITHFIELD AGREEMENT ONLY: The
     Company shall reimburse the Investor for its legal and due diligence fees and expenses in connection with the preparation and negotiation of this
     Agreement and transactions contemplated thereby by paying any such amount to Schulte Roth & Zabel LLP (the "INVESTOR COUNSEL EXPENSE"). The
     Investor Counsel Expense shall be paid by the Company whether or not the transactions contemplated by this Agreement are consummated.] Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

          (d) USE OF PROCEEDS. The Company will use the proceeds from the sale of the New Notes and Warrants for working capital purposes, and not for (A)
     repayment of any outstanding Indebtedness of the Company or any of its
     Subsidiaries or (B) redemption or repurchase of any of its or its
     Subsidiaries' equity securities.

          (e) PUBLIC INFORMATION. At any time during the period commencing on the six (6) month anniversary of the Closing Date (as defined in the
     Existing Securities Purchase Agreement) and ending at such time that all of the Securities can be sold without the requirement to be in compliance with
     Rule 144(c)(1) and otherwise without restriction or limitation pursuant to
     Rule 144, including, if applicable, Rule 144(i), if a registration statement is not available for the resale of all of the Securities and the
     Company shall fail for any reason to satisfy the current public information requirement under Rule 144 (a "PUBLIC INFORMATION FAILURE") then, as partial relief for the damages to any holder of Securities by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each such holder an amount in cash equal to two percent (2.0%) of the aggregate Purchase Price of such holder's
     Securities on the day of a Public Information Failure and on every thirtieth day (pro rated for periods totaling less than thirty days)
     thereafter until the earlier of (i) the date such Public Information
     Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144 (assuming that no holder is an
     "affiliate" of the Company, as defined in Rule 144(a)(1)). The payments to which a holder shall be entitled pursuant to this Section 4(e) are referred to herein as "PUBLIC INFORMATION FAILURE PAYMENTS." Public Information
     Failure Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Public Information Failure Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the
     Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

          (f) LOCK-UP.

               (i) The Company shall not amend or waive any provision of any of the Lock-Up Agreements (as defined below) or the Attias Lock-Up
          Agreement (as defined below) except to extend the term of the lock-up period.

               (ii) The Company shall use best efforts to obtain a fully
          executed lock up agreement from Albert Attias, in the form attached hereto as EXHIBIT J (the "ATTIAS LOCK-UP AGREEMENT").

          (g) CASH COLLATERAL ACCOUNT.

               (i) For purposes of this Section 4(g), the following definitions shall apply.

                    (1) "COLLATERAL ACCOUNT ALLOCATION" means, for each Holder, an amount calculated by multiplying $750,000.00 by the quotient determined by dividing (A) the principal amount of Notes issued to the applicable Holder on the Closing Date by (B) the aggregate principal amount of all Notes issued to all Holders on the
               Closing Date. In the event that any Holder shall sell or
               otherwise transfer any of such Holder's Notes, the transferee shall be allocated a pro rata portion of such Holder's Collateral
               Account Allocation.

                    (2) "HOLDER" means a holder of Notes (collectively, the
               "HOLDERS").

                    (3) "PRO RATA AMOUNT" means, for each Holder, an amount
               equal to the sum of (x) the product of (I) the Holder's
               Collateral Account Allocation and (II) a fraction the numerator of which is the principal amount of the Holder's Notes being converted or redeemed, as applicable, and the denominator of which is the aggregate principal amount of Notes issued to the
               Holder on the Closing Date and (y) any interest earned on such amount calculated in (x) pursuant to the terms of the Cash
               Collateral Account.

               (ii) On or prior to the Closing, the Company shall establish with a bank acceptable to the Collateral Agent (as defined in Section 4(h))
          (the "CASH COLLATERAL BANK") a deposit account (together with all monies on deposit in such deposit account and all certificates and instruments, if any, representing or evidencing such deposit account, the "CASH COLLATERAL ACCOUNT"), and shall cause the Cash Collateral
          Bank to enter to an account control agreement with the Collateral
          Agent, substantially in the form of EXHIBIT F (the "ACCOUNT CONTROL
          AGREEMENT"). Upon establishing the Cash Collateral Account, the
          Company shall prepay all fees payable to the Cash Collateral Bank pursuant to Section 16 of the Account Control Agreement through the
          Maturity Date (as defined in the Notes). Upon the request of the
          Collateral Agent, the Company shall also execute and deliver such other customary agreements and instruments necessary to grant the
          Collateral Agent, for the benefit of the Investor, a first priority perfected security interest in the Cash Collateral Account to secure the New Notes. The Company agrees that it shall not permit the Cash
          Collateral Account to be subject to any lien, pledge, charge, security interest or other encumbrance other than as provided in the immediately preceding sentence and except for the Lien of the Cash
          Collateral bank subject to the terms of the Account Control Agreement.
          The Cash Collateral Account shall be closed not earlier than the
          Maturity Date, unless the Cash Collateral Account shall have been reduced to zero in accordance with the terms contained in this Section
          4(g) prior to such date. The funds in the Cash Collateral Account shall be distributed as set forth below:

                    (1) On or before each Interest Date (as defined in the
               Notes), the Company shall deliver written instructions,
               countersigned by the Collateral Agent, to the Cash Collateral
               Bank directing the release of the Interest payment due to each
               Holder from the Cash Collateral Account to each Holder (each such written instruction, a "CASH COLLATERAL RELEASE NOTICE");

                                       10

                    (2) Upon an Event of Default (as defined in the New Notes), the Collateral Agent shall deliver written instructions to the
               Cash Collateral Bank directing the release of the balance of any amount remaining in the Cash Collateral Account to each of the
               Holders of the New Notes (allocated pro rata among the Holders based on the principal amount of the New Notes originally issued each Holder);

                    (3) On each Mandatory Conversion Date (as defined in the
               Notes), the Company shall deliver written instructions,
               countersigned by the Collateral Agent, to the Cash Collateral
               Bank directing the release from the Cash Collateral Account to each of the Holders of an amount equal to each Holder's Pro Rata
               Amount;

                    (4) On each Conversion Date (as defined in the Notes), the
               Company shall deliver written instructions, countersigned by the
               Collateral Agent, to the Cash Collateral Bank directing the release from the Cash Collateral Account to each of the Holders of an amount equal to each Holder's Pro Rata Amount;

                    (5) On each Company Optional Redemption Date and each Cash
               Transaction Election Redemption Date (each as defined in the
               Notes), the Company shall deliver written instructions,
               countersigned by the Collateral Agent, to the Cash Collateral
               Bank directing the release from the Cash Collateral Account to each of the Holders of an amount equal to each Holder's Pro Rata
               Amount; and

                    (6) If any balance remains in the Cash Collateral Account on the Maturity Date, the Company shall deliver written
               instructions, countersigned by the Collateral Agent, to the Cash
               Collateral Bank directing it to release to (i) the Holders
               (allocated pro rata among the holders based on the principal amount of the Notes held by each holder) such amount as is necessary to pay to the Holder any outstanding principal, accrued interest and late charges on the Notes and any such amount shall be deemed a payment of such outstanding principal, accrued interest and late charges on the Notes and (ii) the Company any balance that remains in the Cash Collateral Account after giving effect to the release contemplated in clause (i).

          (h) COLLATERAL AGENT. The Investor hereby (a) appoints Smithfield
     Fiduciary LLC, as the collateral agent hereunder, under the Notes and under the other Security Documents (in such capacity, the "COLLATERAL AGENT"), and (b) authorizes the Collateral Agent (and the officers, directors, employees and agents of Highbridge Capital Management, LLC ("HIGHBRIDGE
     CAPITAL"), its trading manager) to take such action on such Investor's behalf in accordance with the terms hereof and thereof. Neither the
     Collateral Agent nor Highbridge Capital shall have, by reason hereof or any of the other Transaction Documents, a fiduciary relationship in respect of any Investor. Neither the Collateral Agent, Highbridge Capital nor any of
     their respective officers, directors, employees and agents shall have any liability to any Investor for any action taken or omitted to be taken in connection herewith or with any other Transaction Document except to the extent caused by its own gross negligence or willful misconduct, and each
     Investor agrees to defend, protect, indemnify and hold harmless the
     Collateral Agent, Highbridge Capital and all of their respective officers, directors, employees and agents (collectively, the "COLLATERAL
     INDEMNITEES") from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses
     (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Collateral Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Collateral Indemnitee of the duties and obligations of Collateral
     Agent pursuant hereto or any of the Transaction Documents. The Collateral
     Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Holders of a majority in principal amount of the Notes then outstanding, and such instructions shall be binding upon all Holders of
     Notes; PROVIDED, HOWEVER, that the Collateral Agent shall not be required to take any action which, in the reasonable opinion of the Collateral
     Agent, exposes the Collateral Agent or Highbridge Capital to liability or which is contrary to this Agreement or any other Transaction Document or applicable law. The Collateral Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other
     Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

                                       11

          (i) SUCCESSOR COLLATERAL AGENT.

               (i) The Collateral Agent may resign from the performance of all its functions and duties hereunder and under the other Transaction
          Documents at any time by giving at least thirty (30) Business Days'
          prior written notice to the Company and each Holder of Notes. Such resignation shall take effect upon the acceptance by a successor
          Collateral Agent of appointment pursuant to clauses (ii) and (iii)
          below or as otherwise provided below.

               (ii) Upon any such notice of resignation, the Holders of a majority in principal amount of the Notes then outstanding shall appoint a successor collateral agent. Upon the acceptance of any appointment as collateral agent hereunder by a successor agent, such successor collateral agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the collateral agent, and the Collateral Agent shall be discharged from its duties and obligations under this Agreement and the other
          Transaction Documents. After the Collateral Agent's resignation hereunder as the collateral agent, the provisions of this Section 4(i)
          shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Agreement and the other Transaction Documents.

               (iii) If a successor collateral agent shall not have been so appointed within said thirty (30) Business Day period, the Collateral
          Agent shall then appoint a successor collateral agent who shall serve as the collateral agent until such time, if any, as the Holders of a majority in principal amount of the Notes then outstanding appoint a successor collateral agent as provided above.

     (j) HOLDING PERIOD. For the purposes of Rule 144, the Company acknowledges that the holding period of the Amended and Restated Notes (including the corresponding Amended and Restated Conversion Shares) and the Series B-1
Warrants (including the corresponding Series B-1 Warrant Shares) may be tacked onto the holding period of the Existing Notes, and the Company agrees not to take a position contrary to this Section 4(j). The Company agrees to take all actions, including, without limitation, the issuance by its legal counsel of any necessary legal opinions, necessary to issue Amended and Restated Conversion
Shares and Series B-1 Warrant Shares that are freely tradable on an Eligible
Market (as defined in the Notes) without restriction and not containing any restrictive legend without the need for any action by the Investor.

                                       12

          (k) REVERSE STOCK-SPLITS. For so long as any Notes remain outstanding, the Company shall not effect a reverse stock split of any class of the
     Company's Common Stock without the consent of the Required Holders (as defined in Notes).

          (l) ISRAEL OPINION. Within twenty-one (21) days of the Closing Date, the Company shall cause Yossi Avraham, Arad & Co. Advocates, the Company's
     Israeli Counel, to deliver to the Investor a legal opinion in substantially the form of the EXHIBIT G-2 attached hereto.

     5.   CONDITIONS TO COMPANY'S OBLIGATIONS HEREUNDER.

          The obligations of the Company to the Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

          (a) The Investor shall have executed this Agreement and the Security
     Documents to which it is a party and delivered the same to the Company.

          (b) The Investor shall have delivered to the Company the Investor's
     Existing Note.

          (c) The Investor shall have delivered to the Company the Purchase
     Price set forth opposite the Investor's name in column (7) of the
     Securities Schedule attached hereto, less, [INSERT IN SMITHFIELD AGREEMENT:
     the amounts withheld pursuant to Section 4(c), and] an amount equal to the
     Investor's 2008 Interest Payment for the New Notes and the related Warrants being purchased by the Investor at the Closing (1) by wire transfer of immediately available funds in accordance with the Company's written wire instructions the amount set forth opposite the Investor's name in column
     (9) of the Securities Schedule attached hereto and (2) by wire transfer of immediately available funds for in accordance with the Company's written wire instructions into the Cash Collateral Account the amount set forth opposite the Investor's name in column (10) of the Securities Schedule attached hereto.

          (d) The representations and warranties of the Investor shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the
     Closing Date.

     6.   CONDITIONS TO INVESTOR'S OBLIGATIONS HEREUNDER.

          The obligations of the Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Investor's sole benefit and may be waived by the
     Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

                                       13

          (a) The Company shall have executed this Agreement and each of the
     Security Documents to which it is a party and delivered the same to the
     Investor.

          (b) The Company shall have executed and delivered to the Investor the
     Notes and the Warrants being issued to the Investor at the Closing.

          (c) Each of the Other Investors shall have (i) executed agreements identical to this Agreement (the "OTHER AGREEMENTS") (other than proportional changes (the "PROPORTIONATE CHANGES") in the numbers reflecting the different dollar amount of such Investor's Notes and the number of Warrant Shares underlying such Investor's Warrants), (ii)
     satisfied or waived all conditions to the closings contemplated by such agreements; (iii) surrendered their Existing Notes for Notes identical to the Notes of the Investor hereunder (other than the Proportionate Changes);
     and (iv) delivered to the Company the Purchase Price set forth opposite the
     Other Investors' names in column (8) of the Securities Schedule attached hereto for the New Notes and the related Warrants being purchased by the
     Other Investors at the Closing (less an amount equal to the Investor's 2008
     Interest Payment) by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

          (d) The Company shall have delivered to the Company's transfer agent, with a copy to the Investors, the Amended Irrevocable Transfer Agent
     Instructions, which amends and supersedes the Irrevocable Transfer Agent
     Instructions dated September 30, 2005.

          (e) The Investor shall have received the opinion of Blank Rome LLP, the Company's outside counsel, dated as of the Closing Date, in substantially the form of EXHIBIT G-1 attached hereto.

          (f) The Company shall have delivered to the Investor a certificate (or a fax or pdf copy of such certificate) evidencing the formation and good standing of the Company and each of its Subsidiaries in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within 10 days of the Closing
     Date.

          (g) The Company shall have delivered to the Investor a certificate (or a fax or pdf copy of such certificate) evidencing the Company's qualification as a foreign corporation and good standing issued by the
     Secretary of State (or comparable office or a bring-down certificate from
     Corporation Service Company) of each jurisdiction in which the Company conducts business and is required to so qualify, as of a date within 10 days of the Closing Date.

          (h) The Company shall have delivered to the Investor a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware (or a fax or pdf copy of such certificate) within ten (10) days of the Closing Date.

          (i) The Company shall have delivered to the Investor a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions approving the transactions contemplated hereby as adopted by the Board in a form reasonably acceptable to the Investor, (ii)
     the Certificate of Incorporation and (iii) the Bylaws, each as in effect as of the Closing, in the form attached hereto as EXHIBIT H.

                                       14

          (j) The representations and warranties of the Company hereunder and under each other Transaction Document shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing
     Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date and after giving effect to the terms of this Agreement and the Other Agreements. The Investor shall have received a certificate, executed by the Chief Executive Officer of the
     Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Investor in the form attached hereto as EXHIBIT I.

          (k) The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the
     Closing Date, by the SEC or the Principal Market from trading on the
     Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the
     SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

          (l) The Company and each officer and director, other than Albert
     Attias, of the Company and shall have entered into a Lock-Up Agreement in the form attached hereto as EXHIBIT J (the "OFFICER/DIRECTOR LOCK-UP
     AGREEMENTS").

          (m) The Company and ICTS International, N.V. ("ICTS") and any
     Affiliates of ICTS that hold securities of the Company shall have entered into a Lock-Up Agreement in the form attached hereto as EXHIBIT K (the
     "ICTS LOCK-UP AGREEMENT").

          (n) The Company and Northwood Business Corporation shall have entered into a Lock-Up Agreement in the form attached hereto as EXHIBIT L (the
     "NORTHWOOD LOCK-UP AGREEMENT", and together with the Officer/Director
     Lock-Up Agreements and the ICTS Lock-Up Agreements, the "LOCK-UP
     AGREEMENTS").

          (o) In accordance with the terms of the Security Documents, the
     Company shall have delivered to the Collateral Agent (i) certificates representing the Subsidiaries' shares of capital stock to the extent such subsidiary is a corporation or otherwise has certificated capital stock, along with duly executed blank stock powers and (ii) appropriate financing statements on Form UCC-1 to be duly filed in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by each Security
     Document.

                                       15

          (p) Within two (2) Business Days prior to the Closing, the Company shall have delivered or caused to be delivered to the Investor (i) true copies of UCC search results, listing all effective financing statements which name as debtor the Company or any of its Subsidiaries filed in the prior five years to perfect an interest in any assets thereof, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Investor and the Other Investors, shall cover any of the Collateral (as defined in the Security Documents) and the results of searches for any tax lien and judgment lien filed against such
     Person or its property, which results, except as otherwise agreed to in writing by the Investors shall not show any such Liens (as defined in the
     Security Documents); and (ii) a perfection certificate, duly completed and executed by the Company and each of its Subsidiaries, in form and substance satisfactory to the Investors.

          (q) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the
     Securities.

          (r) The Company shall have delivered to the Investor such other documents relating to the transactions contemplated by this Agreement as the Investor or its counsel may reasonably request.

     7.   TERMINATION.

          In the event that the Closing does not occur on or before five (5)
     Business Days from the date hereof, due to the Company's or the Investor's failure to satisfy the conditions set forth in Sections 5 and 6 hereof (and the nonbreaching party's failure to waive such unsatisfied conditions(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party [INSERT IN SMITHFIELD
     AGREEMENT ONLY:; PROVIDED, HOWEVER, if this Agreement is terminated pursuant to this Section 7, the Company shall remain obligated to reimburse the Investor for the expenses described in Section 4(c) above]. Upon such termination, the terms hereof shall be null and void and the parties shall continue to comply with all terms and conditions of the Transaction
     Documents, as in effect prior to the execution of this Agreement.

     8.   MISCELLANEOUS.

          (a) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

          (b) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this
     Agreement.

                                       16

          (c) SEVERABILITY. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

          (d) GOVERNING LAW; JURISDICTION; JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this
     Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the
     State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New
     York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY
     HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST,
     A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION
     WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED
     HEREBY.

          (e) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

          (f) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          (g) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                                       17

          (h) ENTIRE AGREEMENT; EFFECT ON PRIOR AGREEMENTS; AMENDMENTS. Except
     for the Transaction Documents in effect prior to this Agreement (to the extent any such Transaction Document is not amended by this Agreement), this Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this
     Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the
     Company. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction
     Documents unless the same consideration (on a pro rata basis), other than legal fee reimbursement, also is offered to all of the parties to the
     Transaction Documents, Holders of Notes or holders of the Warrants, as the case may be. The Company has not, directly or indirectly, made any agreements with any of the Investors relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

          (i) NOTICES. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile
     (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

          If to the Company:

                   InkSure Technologies Inc.
                   1770 N.W. 64th Street, Suite 350
                   Fort Lauderdale, Florida  33309
                   Telephone:     (954) 772-8507
                   Facsimile:     (954) 772-8509
                   Attention:     Elie Housman

          Copy to:

                   Blank Rome LLP
                   The Chrysler Building
                   405 Lexington Avenue
                   New York, NY 10174-0208
                   Telephone:     (212) 885-5517
                   e-mail:        mmullman@blankrome.com
                   Facsimile:     (212) 885-5001
                   Attention:     Michael S. Mullman, Esq.

                                       18

     If to the Investor, to its address and facsimile number set forth in the
     Securities Schedule attached hereto,

          with a copy (for informational purposes only) to:

                   Schulte Roth & Zabel LLP
                   919 Third Avenue
                   New York, New York  10022
                   Telephone:     (212) 756-2000
                   Facsimile:     (212) 593-5955
                   Attention:     Eleazer N. Klein, Esq.

     or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or
     (iii) above, respectively.

          (j) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns in accordance with the terms of the Existing Securities Purchase
     Agreement.

          (k) SURVIVAL. Unless this Agreement is terminated under Section 7, the representations and warranties of the Company and the Investor contained herein and the agreements and covenants set forth herein shall survive the
     Closing.

          (l) REMEDIES. The Investor and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically
     (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investor. The Company therefore agrees that the
     Investor shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

                                       19

          (m) INDEMNIFICATION.

               (i) In consideration of the Investor's execution and delivery of the Transaction Documents, acquiring the Securities thereunder and entering into this Agreement and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement)
          (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith
          (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED
          LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction
          Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction
          Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party
          (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by the Investor pursuant to
          Section 4(c), or (iv) the status of the Investor or holder of the
          Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

               (ii) Promptly after receipt by an Indemnitee under this Section
          8(m) of notice of the commencement of any action or proceeding
          (including any governmental action or proceeding) involving an
          Indemnified Liability, such Indemnitee shall, if a claim for indemnification in respect thereof is to be made against any indemnifying party under this Section 8(m), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of the Indemnitee, the representation by such counsel of the Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceeding. Legal counsel referred to in the immediately preceding sentence shall be selected by the
          Investors holding at least a majority of the Notes. The Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Indemnified
          Liabilities by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the
          Indemnitee that relates to such action or Indemnified Liabilities. The indemnifying party shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the
          Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such
          Indemnified Liabilities or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the
          Indemnitee under this Section 8(m), except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                                       20

               (iii) The indemnification required by this Section 8(m) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or
          Indemnified Liabilities are incurred.

               (iv) The indemnity agreements contained herein shall be in addition to (x) any cause of action or similar right of the Indemnitee against the indemnifying party or others, and (y) any liabilities the indemnifying party may be subject to pursuant to the law.

          (n) INDEPENDENT NATURE OF INVESTOR'S OBLIGATIONS AND RIGHTS. The
     obligations of the Investor under any Transaction Document (including this
     Agreement) are several and not joint with the obligations of any Other
     Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under any Transaction
     Document. Nothing contained herein or in any other Transaction Document, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and Other Investors are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to the obligations or the transactions contemplated by the
     Transaction Documents and the Company acknowledges that the Investor and
     Other Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction
     Documents. The Company acknowledges and the Investor confirms that the
     Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

                            [SIGNATURE PAGE FOLLOWS]

                                       21

     IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

                                               COMPANY:

                                               INKSURE TECHNOLOGIES INC.

                                               By: _____________________
                                                   Name:
                                                   Title:

         [Signature Page to Amendment, Exchange and Purchase Agreement]

1

     IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

                                               INVESTOR:

                                               SMITHFIELD FIDUCIARY LLC

                                               By: _____________________
                                                   Name:  Adam J. Chill
                                                   Title: Authorized Signatory

              [Signature Page to Amendment and Exchange Agreement]